UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  February 10, 2006

Milacron Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-08485	311062125
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

2090 Florence Avenue, Cincinnati, Ohio		45206
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(513) 487-5000

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry Into A Material Definitive Agreement.

On February 10, 2006, Milacron Inc. (the “Company”) entered into a Limited Waiver and Fifth Amendment (the “Amendment”) to Financing Agreement dated as of June 10, 2004 (the “Financing Agreement”), among the Company, each subsidiary of the Company listed as a borrower or a guarantor on the signature pages thereto, the lenders party thereto and JPMorgan Chase Bank, National Association, as administrative agent and collateral agent for the lenders. The Amendment exempts the Company from minimum requirements for EBITDA (earnings before interest, taxes, depreciation and amortization) and capital expenditure limitations for its 2006 fiscal year if certain conditions are met and amends and waives certain other terms of the Facility Agreement. The primary condition for the waiver of EBITDA requirements and capital expenditure limitations requires the Company to maintain an average borrowing availability of $17.5 million, as defined under the terms of the Financing Agreement. Effective with the first quarter of fiscal year 2007, a minimum fixed charge coverage ratio requirement will apply regardless of borrowing availability levels. A copy of the Amendment is furnished as Exhibit 10.1 hereto and a press release regarding the amendment is furnished as Exhibit 99.1 hereto.

Item 2.02. Results Of Operations And Financial Condition.

On February 10, 2006, the Company issued a news release announcing certain preliminary results for the fourth quarter of 2005, which is furnished as Exhibit 99.1 hereto. Such announced results are preliminary and accordingly are subject to change.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements And Exhibits.

10.1 – Limited Waiver and Fifth Amendment to Financing Agreement

99.1 – News release issued by Milacron Inc. on February 10, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Milacron Inc.

February 14, 2006	By:	/s/ Ross A. Anderson
Name: Ross A. Anderson
Title: Vice President - Finance and Chief Financial Officer

Exhibit Index

Exhibit No.	Description
10.1	Limited Waiver and Fifth Amendment to Financing Agreement
99.1	News release issued by Milacron Inc. on February 10, 2006